SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

32.          SUBSEQUENT EVENTS

The Company has evaluated all events that have occurred subsequent to December 31, 2019 through the date that the consolidated financial statements were issued. Management has concluded that the following subsequent events required disclosure in these financial statements:

On January 8, 2020, the "Company executed subscription agreements in connection with a $500,000 private placement of its ordinary shares with three accredited investors at the price of $0.75 per share. The Company agreed to register the shares sold in the Offering for resale no later than 270 days after the closing of the Offering. There were no discounts or brokerage fees associated with this Offering. The net proceeds of the Offering will be used for working capital and general corporate purposes.

Beginning in late 2019, there have been reports of the COVID-19 (coronavirus) outbreak originating in China, prompting government-imposed quarantines, closures of certain travel and businesses. Following this outbreak, in February 2020, the Company temporarily shut down its operations in Jinjiang City, Fujian Province, and Gao’An City, Jiangxi Province, as mandated by the local authorities. In March 2020, the Company gradually resumed its operations in these cities and continues to operate such production facilities. It is presently unknown whether and to what extent the Company’s supply chains may be affected if the pandemic persists for an extended period of time. The Company may incur significant delays or expenses relating to such events outside of its control, which could have a material adverse impact on its business, operating results and financial condition.